                                                               Exhibit 99

MEDIA:
-----
Jonathan Williams
(412) 762-4550

INVESTORS:
----------
William H. Callihan
(412) 762-8257


                  PNC BANK CORP. EARNS $408.1 MILLION IN 1995

     PITTSBURGH, Jan. 24, 1996 -- PNC Bank Corp. (NYSE: PNC) today reported 1995 net income of $408.1 million, or $1.19 per fully diluted share. Returns on average assets and average common shareholders' equity for 1995 were 0.54 percent and 7.05 percent, respectively. The 1995 results include $380.2 million of after-tax charges recorded in connection with the Midlantic Corporation ("Midlantic") merger and actions taken to reposition the corporation's balance sheet. Excluding these charges, 1995 earnings were $788.3 million, or $2.29 per fully diluted share. On this basis, returns on average assets and average common equity were 1.05 percent and 13.67 percent, respectively. Net income was $883.9 million, or $2.52 per fully diluted share, for 1994. The Midlantic merger was accounted for as a pooling of interests. Accordingly, all financial information has been restated to reflect the combined results of operations.

     Taxable-equivalent net interest income totaled $2.2 billion in 1995 compared with $2.5 billion a year earlier. Net interest margin was 3.15 percent compared with 3.64 percent in 1994. These declines reflect the costs of actions taken to downsize the balance sheet and reduce interest rate sensitivity, higher deposit and borrowing costs, and the impact of interest rate swaps and caps. Excluding the impact of interest rate swaps and caps, which the corporation substantially eliminated in the fourth quarter of 1995, net interest margin was
3.42 percent in 1995 compared with 3.43 percent a year ago. The corporation's actions to downsize the securities portfolio in the fourth quarter of 1995 will positively impact net interest margin in 1996.

PNC BANK CORP. EARNS $408.1 MILLION IN 1995--Page 2


     Noninterest income before securities transactions increased $59.5 million, or 5.0 percent, to $1.2 billion in 1995. Investment management and trust income increased $84.8 million, or 25.3 percent, to $420.2 million. BlackRock contributed $57.1 million of the increase. Discretionary assets under management totaled $96.5 billion at Dec. 31, 1995, compared with $57.7 billion a year ago. Service charges, fees and commissions increased $4.9 million during 1995 to $494.6 million. Excluding the impact of the corporation's credit card alliance, this category increased $15.1 million, or 3.2 percent.

     Mortgage banking income decreased $11.9 million to $186.6 million during 1995 primarily due to lower gains on servicing sales. At Dec. 31, 1995, the corporation serviced $37.3 billion of mortgages, including $25.1 billion serviced for others. The corporation uses a variety of financial instruments to manage the risk of decline in value of mortgage servicing rights ("MSR"). A gain of $11.2 million, included in other noninterest income, from instruments used to hedge the value of MSR was offset by a $10.9 million impairment charge recorded in noninterest expense.

     Excluding the mortgage-related hedge gains, other noninterest income decreased $29.5 million due to nonrecurring gains in 1994 from sales of loans and other real estate held for accelerated disposition.

     Net securities losses totaled $279.7 million in 1995 and were primarily associated with actions taken in the fourth quarter of 1995 to reposition the corporation's balance sheet. Approximately $6.2 billion of securities were sold at a pretax loss of $60.8 million and $5.0 billion notional value of associated pay-fixed interest rate swaps were terminated at a pretax loss of $228.2 million, including the accelerated recognition of deferred losses on contracts previously terminated. In addition, the corporation terminated $4.5 billion notional value of receive-fixed index-amortizing swaps, resulting in a net loss of $12.8 million, which is being deferred and amortized.

PNC BANK CORP. EARNS $408.1 MILLION IN 1995--Page 3

     Noninterest expense before special charges increased $20.0 million to $2.2 billion for 1995 compared with a year earlier. Staff expense increased 2.3 percent reflecting successful acquisition integration and the corporation's ongoing rationalization of retail delivery systems. Other noninterest expense decreased 2.0 percent primarily due to lower Federal deposit insurance costs.

     Special charges in connection with the Midlantic merger totaled $274.9 million in 1995. Charges of $180.0 million relate to elimination of duplicative operations and facilities and employee severance and $79.9 million relates to the termination of an interest rate cap position. Income tax expense includes $15.0 million associated with the write-down of state tax assets as a result of the Midlantic merger. The results for 1994 include a $48.3 million charge in connection with the consolidation of telebanking centers and the rationalization of retail delivery systems.

     At Dec. 31, 1995, total assets and earning assets were $73.4 billion and $66.8 billion, respectively. Loans totaled $48.7 billion at year-end 1995, compared with $44.0 billion a year ago. Excluding purchase acquisitions, average loans increased 4.8 percent and was primarily attributable to consumer related loans. The securities portfolio declined $7.8 billion to $15.8 billion at Dec. 31, 1995. As a percent of earning assets, the portfolio was 23.7 percent compared with 33.9 percent a year ago. At Dec. 31, 1995, deposits totaled $46.9 billion and represented 84.9 percent of interest-bearing liabilities compared with 76.0 percent at year-end 1994.

     At Dec. 31, 1995, the leverage capital ratio was 6.39 percent, and Tier I and total risk-based capital ratios are estimated to be 8.0 percent and 11.6 percent, respectively.

     The corporation's asset quality continued to improve during the year. The allowance for credit losses was $1.3 billion at Dec. 31, 1995, or 351.7 percent of nonperforming loans compared with 239.3 percent at Dec. 31, 1994. Nonperforming assets declined $221 million during the year to $536 million at Dec. 31, 1995.

PNC BANK CORP. EARNS $408.1 MILLION IN 1995--Page 4


     The ratio of nonperforming assets to total loans and foreclosed assets was
1.10 percent at Dec. 31, 1995, compared with 1.71 percent a year ago. Net charge-offs totaled $133 million, or 0.29 percent of average loans in 1995 compared with $161 million and 0.40 percent a year ago.

     PNC Bank Corp., headquartered in Pittsburgh, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts, and Florida. Its major businesses include corporate banking, consumer banking, mortgage banking and asset management.

                        PNC BANK CORP. AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL INFORMATION


                               Table of Contents
------------------------------------------------------------------------------
                                                                        Page
                                                                        ----
Selected Consolidated Financial Data                                      6

Consolidated Statement of Income and
  Supplemental Schedules                                                  8

Consolidated Balance Sheet and
  Average Balance Sheet                                                  11

Asset Quality Data                                                       12

Quarterly Financial Data
  Selected Quarterly Consolidated Financial Data                         13
  Net Interest Income and Net Interest Margin                            14
  Noninterest Income and Noninterest Expense                             16
  Consolidated Balance Sheet and
    Average Balance Sheet                                                18


The unaudited consolidated financial information on the following pages gives effect to the pooling of interests between PNC Bank Corp. and Midlantic Corporation. Certain reclassifications have been made to the historical financial information.


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                      Page 6
Selected Consolidated Financial Data

                                                                  1995           1994           1993           1992           1991
------------------------------------------------------------------------------------------------------------------------------------

RESULTS OF OPERATIONS (Year ended December 31, in thousands)
Interest income                                             $5,149,431     $4,723,147     $4,026,667     $4,281,178     $5,399,913
Interest expense                                             3,007,562      2,231,153      1,682,944      2,103,691      3,327,114
------------------------------------------------------------------------------------------------------------------------------------
Net interest income                                          2,141,869      2,491,994      2,343,723      2,177,487      2,072,799
Provision for credit losses                                      6,000         83,458        350,249        493,830      1,152,431
Noninterest income before net securities gains (losses)      1,240,113      1,180,582        937,003        930,885        995,822
Net securities gains (losses)                                 (279,694)      (141,582)       194,699        246,256         60,564
Noninterest expense before special charges                   2,209,350      2,189,320      1,984,689      2,072,804      2,015,332
Special charges                                                259,926         48,300
Income taxes                                                   218,952        318,460        261,539        251,526        114,939
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) before cumulative effect
  of changes in accounting principles                          408,060        891,456        878,948        536,468       (153,517)
Cumulative effect of changes in accounting principles,
  net of taxes                                                                 (7,528)        19,569       (148,287)
------------------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                           $  408,060     $  883,928     $  898,517     $  388,181    ($  153,517)
====================================================================================================================================

EARNINGS (LOSS) PER COMMON SHARE
Fully diluted before cumulative effect
  of changes in accounting principles                            $1.19          $2.54          $2.54          $1.70          ($.55)
Cumulative effect of changes in accounting principles                            (.02)           .06           (.47)
------------------------------------------------------------------------------------------------------------------------------------
Fully diluted                                                    $1.19          $2.52          $2.60          $1.23          ($.55)
====================================================================================================================================

BALANCE SHEET HIGHLIGHTS (December 31, in millions)
Total assets                                                $   73,404     $   77,461     $   76,012     $   65,802     $   63,024
Earning assets                                                  66,772         69,751         71,296         61,387         58,613
Securities                                                      15,839         23,670         25,496         22,849         16,805
Loans, net of unearned income                                   48,653         44,043         42,113         35,943         38,762
Deposits                                                        46,899         45,818         44,703         42,030         46,109
Borrowed funds                                                   8,665         12,193         12,336         12,182         10,074
Notes and debentures                                            10,398         12,127          9,972          4,734          1,751
Shareholders' equity                                             5,768          5,727          5,404          4,543          4,044

AVERAGE BALANCE SHEET HIGHTLIGHTS (Year ended December 31, in millions)
Total assets                                                $   75,131     $   74,362     $   64,053     $   61,013     $   64,556
Earnings assets                                                 69,535         69,427         59,987         57,426         60,373
Securities                                                      22,140         24,355         22,334         19,395         14,787
Loans, net of unearned income                                   45,624         42,599         35,541         36,273         43,320
Deposits                                                        44,830         43,937         40,224         42,772         50,276
Borrowed funds                                                  13,386         11,960         10,768          9,593          7,769
Notes and debentures                                             9,790         11,662          6,882          3,391          1,795
Shareholders' equity                                             5,784          5,531          4,886          4,153          3,828

FINANCIAL PERFORMANCE RATIOS (Year ended December 31)
Return on average assets                                           .54%          1.19%          1.40%           .64%          (.24)%
Return on average common shareholders' equity                     7.05          16.09          18.55           9.38          (4.30)
Net interest margin                                               3.15           3.64           3.99           3.90           3.59
After-tax profit margin                                          12.96          24.77          25.51          11.36          (4.76)
Overhead                                                         78.42          62.69          56.35          60.66          62.51

SELECTED RATIOS
Book value per common share                                 $    16.87     $    16.59     $    15.61     $    13.63     $    13.51
Leverage                                                          6.39%          7.10%          7.69%          6.99%          6.49%
Common shareholders' equity to total assets                       7.83           7.30           7.02           6.78           6.28
Average common shareholders' equity to average assets             7.64           7.34           7.52           6.67           5.79
Net charge-offs to average loans                                   .29            .40           1.65           1.62           2.21
Nonperforming assets to total loans and foreclosed assets         1.10           1.71           2.65           6.16           7.38
Allowance for credit losses to total loans                        2.59           3.07           3.26           4.36           4.24
Allowance for credit losses to nonperforming loans              351.68         239.29         160.28          86.87          67.09


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                      Page 7
Selected Consolidated Financial Data


                                                                        Three months ended                   Year ended
                                                                           December 31                       December 31
                                                                     -------------------------       ---------------------------
                                                                         1995             1994             1995             1994
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL PERFORMANCE (Dollars in thousands, except per share data)
Net interest income (taxable-equivalent basis)                       $563,825         $586,010       $2,188,511        $2,530,138
Net income (loss)                                                    (176,177)         106,328          408,060           883,928
Fully diluted earnings (loss) per common share                           (.52)             .30             1.19              2.52
Return on average total assets                                           (.92)%            .55%             .54%             1.19%
Return on average common shareholders' equity                          (11.92)            7.42             7.05             16.09
Net interest margin                                                      3.22             3.28             3.15              3.64
After-tax profit margin                                                (30.01)           14.41            12.96             24.77
Overhead                                                               140.66            81.87            78.42             62.69

SELECTED AVERAGE BALANCES (In millions)
Assets                                                                $75,707          $76,102          $75,131           $74,362
Earning assets                                                         69,681           71,154           69,535            69,427
Loans, net of unearned income                                          48,304           43,717           45,624            42,599
Securities                                                             19,450           25,351           22,140            24,355
Deposits                                                               46,216           44,193           44,830            43,937
Shareholders' equity                                                    5,893            5,687            5,784             5,531
==================================================================================================================================


                                                                  December 31    September 30    June 30    March 31    December 31
                                                                         1995            1995       1995        1995           1994
------------------------------------------------------------------------------------------------------------------------------------
SELECTED RATIOS
Capital
 Book value per common share                                           $16.87          $17.55     $17.24      $16.90         $16.59
 Leverage                                                                6.39%           7.00%      6.81%       6.88%          7.10%
 Common shareholders' equity to total assets                             7.83            7.85       7.55        7.51           7.30
 Average common shareholders' equity to average assets                   7.64            7.58       7.53        7.54           7.34
Asset quality
 Net charge-offs to average loans                                         .29             .24        .28         .33            .40
 Nonperforming assets to total loans and foreclosed assets               1.10            1.37       1.47        1.58           1.71
 Nonperforming loans to total loans                                       .74             .96       1.05        1.12           1.28
 Allowance for credit losses to total loans                              2.59            2.80       2.86        2.98           3.07
 Allowance for credit losses to nonperforming loans                    351.68          291.16     272.54      265.19         239.29
===================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 8
Consolidated Statement of Income


                                                                        Three months ended                    Year ended
                                                                            December 31                       December 31
                                                                   ---------------------------       ---------------------------
In thousands, except per share data                                      1995             1994             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                            $  983,267       $  839,372       $3,742,877       $3,188,611
Securities                                                            283,703          379,424        1,282,929        1,407,104
Other                                                                  33,032           30,775          123,625          127,432
------------------------------------------------------------------------------------------------------------------------------------
 Total interest income                                              1,300,002        1,249,571        5,149,431        4,723,147
INTEREST EXPENSE
Deposits                                                              400,962          331,792        1,551,816        1,159,242
Borrowed funds                                                        177,403          164,905          834,654          514,133
Notes and debentures                                                  168,889          177,600          621,092          557,778
------------------------------------------------------------------------------------------------------------------------------------
 Total interest expense                                               747,254          674,297        3,007,562        2,231,153
------------------------------------------------------------------------------------------------------------------------------------
 Net interest income                                                  552,748          575,274        2,141,869        2,491,994
Provision for credit losses                                             1,500             (433)           6,000           83,458
------------------------------------------------------------------------------------------------------------------------------------
 Net interest income less provision for credit losses                 551,248          575,707        2,135,869        2,408,536
NONINTEREST INCOME
Investment management and trust                                       111,524           84,573          420,160          335,315
Service charges, fees and commissions                                 130,803          124,549          494,649          489,785
Mortgage banking                                                       39,427           39,274          186,617          198,548
Net securities losses                                                (288,958)        (124,313)        (279,694)        (141,582)
Other                                                                  30,490           27,950          138,687          156,934
------------------------------------------------------------------------------------------------------------------------------------
 Total noninterest income                                              23,286          152,033          960,419        1,039,000
NONINTEREST EXPENSE
Staff expense                                                         266,962          252,230        1,065,057        1,040,926
Net occupancy and equipment                                            88,063           81,250          346,064          333,633
Other                                                                 210,876          222,426          798,229          814,761
Special charges                                                       259,926           48,300          259,926           48,300
------------------------------------------------------------------------------------------------------------------------------------
 Total noninterest expense                                            825,827          604,206        2,469,276        2,237,620
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) before income taxes and cumulative effect of change
   in accounting principle                                           (251,293)         123,534          627,012        1,209,916
Applicable income taxes (benefits)                                    (75,116)          17,206          218,952          318,460
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) before cumulative effect of change in
   accounting principle                                              (176,177)         106,328          408,060          891,456
 Cumulative effect of change in accounting principle,
   net of tax benefit of $4,598                                                                                           (7,528)
------------------------------------------------------------------------------------------------------------------------------------
 Net income (loss)                                                ($  176,177)      $  106,328       $  408,060       $  883,928
====================================================================================================================================
EARNINGS (LOSS) PER COMMON SHARE
Primary before cumulative effect of change in
 accounting principle                                                   ($.52)            $.30            $1.19            $2.56
Cumulative effect of change in accounting principle                                                                         (.02)
------------------------------------------------------------------------------------------------------------------------------------
 Primary                                                                ($.52)            $.30            $1.19            $2.54
====================================================================================================================================
Fully diluted before cumulative effect of change in
 accounting principle                                                   ($.52)            $.30            $1.19            $2.54
Cumulative effect of change in accounting principle                                                                         (.02)
------------------------------------------------------------------------------------------------------------------------------------
 Fully diluted                                                          ($.52)            $.30            $1.19            $2.52
====================================================================================================================================
CASH DIVIDENDS DECLARED PER COMMON SHARE                                 $.35             $.35            $1.40            $1.31
AVERAGE COMMON SHARES OUTSTANDING
Primary                                                               336,954          344,149          339,134          345,214
Fully diluted                                                         336,954          349,064          344,922          350,218
====================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 9
Details of Net Interest Income and Net Interest Margin

                                                              Three months ended                            Year ended
                                                                  December 31                               December 31
Taxable-equivalent basis                                -----------------------------             -----------------------------
In thousands                                                   1995              1994                    1995              1994
------------------------------------------------------------------------------------------------------------------------------------
Net interest income before swaps and caps
  Interest income                                        $1,318,461        $1,248,534              $5,224,103        $4,599,937
  Loan fees                                                  17,965            18,068                  82,023            82,544
  Taxable-equivalent adjustment                              11,077            10,736                  46,642            38,144
------------------------------------------------------------------------------------------------------------------------------------
    Total interest income                                 1,347,503         1,277,338               5,352,768         4,720,625
  Interest expense                                          739,819           672,485               2,979,295         2,319,525
------------------------------------------------------------------------------------------------------------------------------------
    Net interest income before swaps and caps               607,684           604,853               2,373,473         2,401,100
Effect of swaps and caps on
  Interest income                                           (36,424)          (17,031)               (156,695)           40,666
  Interest expense                                            7,435             1,812                  28,267           (88,372)
------------------------------------------------------------------------------------------------------------------------------------
    Total swaps and caps                                    (43,859)          (18,843)               (184,962)          129,038
------------------------------------------------------------------------------------------------------------------------------------
    Net interest income                                    $563,825          $586,010              $2,188,511        $2,530,138
====================================================================================================================================


                                                                  Three months ended                             Year ended
                                                                      December 31                               December 31
                                                                -----------------------                    ----------------------
Taxable-equivalent basis                                         1995              1994                    1995              1994
------------------------------------------------------------------------------------------------------------------------------------
Interest rate spread before swaps and caps
  Book-basis yield on earning assets                            7.50%             6.96%                   7.51%             6.63%
  Effect of loan fees                                            .10               .10                     .12               .12
  Taxable-equivalent adjustment                                  .06               .06                     .07               .05
------------------------------------------------------------------------------------------------------------------------------------
    Taxable-equivalent yield on earning assets                  7.66              7.12                    7.70              6.80
  Rate on interest-bearing liabilities                          4.98              4.43                    5.06              3.96
------------------------------------------------------------------------------------------------------------------------------------
   Interest rate spread                                         2.68              2.69                    2.64              2.84
  Noninterest-bearing sources                                    .79               .69                     .78               .59
------------------------------------------------------------------------------------------------------------------------------------
Net interest margin before effect of swaps and caps             3.47              3.38                    3.42              3.43
Effect of swaps and caps on
  Interest income                                               (.20)             (.09)                   (.23)              .06
  Interest expense                                               .05               .01                     .04              (.15)
------------------------------------------------------------------------------------------------------------------------------------
      Total swaps and caps                                      (.25)             (.10)                   (.27)              .21
------------------------------------------------------------------------------------------------------------------------------------
      Net interest margin                                       3.22%             3.28%                   3.15%             3.64%
====================================================================================================================================


                                    - more -

PNC BANK CORP. AND SUBSIDIARIES                                       Page 10
Details of Noninterest Income and Noninterest Expense


NONINTEREST INCOME
                                                             Three months ended                             Year ended
                                                                December 31                                 December 31
                                                        ---------------------------               -----------------------------
In thousands                                                 1995              1994                     1995               1994
------------------------------------------------------------------------------------------------------------------------------------
Investment management and trust
 Trust                                                  $  69,175         $  54,601               $  265,808         $  222,814
 Mutual funds                                              42,349            29,972                  154,352            112,501
------------------------------------------------------------------------------------------------------------------------------------
  Total investment management and trust                   111,524            84,573                  420,160            335,315

Service charges, fees and commissions
 Deposit account and corporate services                    62,843            59,406                  240,278            241,557
 Credit card and merchant services                         10,888            16,441                   47,189             59,972
 Corporate finance                                         14,592            12,691                   53,130             50,430
 Brokerage                                                 11,587             8,398                   41,353             34,176
 Other services                                            30,893            27,613                  112,699            103,650
------------------------------------------------------------------------------------------------------------------------------------
  Total service charges, fees and commissions             130,803           124,549                  494,649            489,785
Mortgage banking
 Servicing                                                 28,488            28,636                  119,601            121,776
 Sales of servicing                                         1,046             9,235                   33,721             60,573
 Marketing                                                  9,893             1,403                   33,295             16,199
------------------------------------------------------------------------------------------------------------------------------------
  Total mortgage banking                                   39,427            39,274                  186,617            198,548

Other                                                      30,490            27,950                  138,687            156,934
------------------------------------------------------------------------------------------------------------------------------------
  Total noninterest income before
   securities transactions                                312,244           276,346                1,240,113          1,180,582
Net securities losses                                    (288,958)         (124,313)                (279,694)          (141,582)
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                 $  23,286         $ 152,033               $  960,419         $1,039,000
====================================================================================================================================

NONINTEREST EXPENSE
                                                           Three months ended                             Year ended
                                                               December 31                                December 31
                                                        -------------------------               -----------------------------
In thousands                                                1995             1994                     1995               1994
------------------------------------------------------------------------------------------------------------------------------------
Compensation                                            $221,645         $214,856               $  863,151         $  838,171
Employee benefits                                         45,317           37,374                  201,906            202,755
------------------------------------------------------------------------------------------------------------------------------------
  Total staff expense                                    266,962          252,230                1,065,057          1,040,926
Net occupancy                                             42,424           45,436                  180,398            180,067
Equipment                                                 45,639           35,814                  165,666            153,566
Intangible and MSR amortization                           41,387           21,976                  114,671             86,297
Federal deposit insurance                                  7,662           26,178                   57,669            102,309
Taxes other than income                                   13,796           11,801                   52,857             47,826
Other                                                    148,031          162,471                  573,032            578,329
Special charges                                          259,926           48,300                  259,926             48,300
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                 $825,827         $604,206               $2,469,276         $2,237,620
====================================================================================================================================


                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                        Page 11
Consolidated Balance Sheet

December 31
In millions, except share data                                                       1995                      1994
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                           $ 3,679                   $ 3,412
Securities available for sale                                                      15,839                     3,790
Investment securities, fair value of $18,559                                                                 19,880
Loans, net of unearned income of $403 and $385                                     48,653                    44,043
  Allowance for credit losses                                                      (1,259)                   (1,352)
-----------------------------------------------------------------------------------------------------------------------
  Net loans                                                                        47,394                    42,691
Other                                                                               6,492                     7,688
-----------------------------------------------------------------------------------------------------------------------
  Total assets                                                                    $73,404                   $77,461
=======================================================================================================================
LIABILITIES
Deposits                                                                          $46,899                   $45,818
Borrowed funds                                                                      8,665                    12,193
Notes and debentures                                                               10,398                    12,127
Other                                                                               1,674                     1,596
-----------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                67,636                    71,734
-----------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Realized shareholders' equity                                                       5,742                     5,849
Net unrealized securities gains (losses)                                               26                      (122)
-----------------------------------------------------------------------------------------------------------------------
  Total shareholders' equity                                                        5,768                     5,727
-----------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity                                      $73,404                   $77,461
=======================================================================================================================
COMMON SHAREHOLDERS' EQUITY                                                       $ 5,750                   $ 5,658

COMMON SHARES OUTSTANDING                                                     340,863,348               341,005,417
=======================================================================================================================

Consolidated Average Balance Sheet

                                                            Three months ended                               Year ended
                                                                 December 31                                 December 31
                                                         -------------------------                   -------------------------
In millions                                                 1995              1994                      1995              1994
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
 Short-term investments                                  $   950           $ 1,562                   $ 1,034           $ 1,721
 Securities                                               19,450            25,351                    22,140            24,355
 Loans, net of unearned income
  Commercial                                              16,590            15,339                    15,852            15,185
  Real estate project                                      2,221             2,328                     2,213             2,401
  Real estate mortgage                                    14,270            12,198                    13,613            11,576
  Consumer                                                13,188            11,565                    12,013            11,192
  Other                                                    2,035             2,287                     1,933             2,245
------------------------------------------------------------------------------------------------------------------------------------
  Total loans, net of unearned income                     48,304            43,717                    45,624            42,599
Other interest-earning assets                                977               524                       737               752
------------------------------------------------------------------------------------------------------------------------------------
  Total interest-earning assets                           69,681            71,154                    69,535            69,427
Other                                                      6,026             4,948                     5,596             4,935
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                           $75,707           $76,102                   $75,131           $74,362
====================================================================================================================================
LIABILITIES
Interest-bearing liabilities
 Deposits                                                $36,577           $35,047                   $35,718           $34,998
 Borrowed funds                                           11,511            12,102                    13,386            11,960
 Notes and debentures                                     10,637            12,966                     9,790            11,662
------------------------------------------------------------------------------------------------------------------------------------
  Total interest-bearing liabilities                      58,725            60,115                    58,894            58,620
Noninterest-bearing deposits                               9,639             9,146                     9,112             8,939
Other                                                      1,450             1,154                     1,341             1,272
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                       69,814            70,415                    69,347            68,831
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                                       5,893             5,687                     5,784             5,531
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity             $75,707           $76,102                   $75,131           $74,362
====================================================================================================================================
COMMON SHAREHOLDERS' EQUITY                              $ 5,875           $ 5,618                   $ 5,741           $ 5,461
====================================================================================================================================

                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 12
Asset Quality Data


ALLOWANCE FOR CREDIT LOSSES
                                                                Three months ended                        Year ended
                                                                    December 31                           December 31
                                                              ---------------------                 ---------------------
In millions                                                     1995           1994                   1995           1994
----------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                             $1,285         $1,387                 $1,352         $1,372
Charge-offs
  Commercial                                                      28             35                     82            116
  Real estate project                                             10              1                     33             37
  Real estate mortgage                                             3              7                     14             31
  Consumer                                                        36             25                    111             93
----------------------------------------------------------------------------------------------------------------------------------
    Total charge-offs                                             77             68                    240            277
Recoveries
  Commercial                                                       8             17                     49             59
  Real estate project                                              4              4                     14             10
  Real estate mortgage                                             1              1                      3              6
  Consumer                                                         9             11                     41             41
----------------------------------------------------------------------------------------------------------------------------------
    Total recoveries                                              22             33                    107            116
----------------------------------------------------------------------------------------------------------------------------------
 Net charge-offs                                                 (55)           (35)                  (133)          (161)
Net charge-offs on bulk loan sales and
 loans held for accelerated disposition                                                                                (8)
Provision for credit losses                                        1                                     6             84
Acquisitions                                                      28                                    34             65
----------------------------------------------------------------------------------------------------------------------------------
 Ending balance                                               $1,259         $1,352                 $1,259         $1,352
==================================================================================================================================


NONPERFORMING ASSETS
                                 December 31        September 30             June 30            March 31         December 31
In millions                             1995                1995                1995                1995                1994
----------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
 Commercial                             $118                $126                $148                $193                $219
 Real estate project                      45                  89                 103                  81                  98
 Real estate mortgage
  Commercial                             108                 109                 113                 107                 103
  Residential                             54                  55                  54                  54                  56
 Other                                    10                  17                  14                  16                  20
----------------------------------------------------------------------------------------------------------------------------------
  Total nonaccrual loans                 335                 396                 432                 451                 496
Restructured loans                        23                  45                  45                  46                  69
----------------------------------------------------------------------------------------------------------------------------------
  Total nonperforming loans              358                 441                 477                 497                 565
Foreclosed assets
 Real estate project                      86                  99                 102                 104                  94
 Real estate mortgage
  Commercial                              19                  16                  17                  18                  23
  Residential                             24                  25                  26                  29                  21
 Other                                    49                  50                  51                  54                  54
----------------------------------------------------------------------------------------------------------------------------------
  Total foreclosed assets                178                 190                 196                 205                 192
----------------------------------------------------------------------------------------------------------------------------------
  Total                                 $536                $631                $673                $702                $757
==================================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 13
Selected Quarterly Consolidated Financial Data


                                               December 31        September 30             June 30            March 31
Three months ended                                    1995                1995                1995                1995
------------------------------------------------------------------------------------------------------------------------
RESULTS OF OPERATIONS (In thousands)
Interest income                                 $1,300,002          $1,293,509          $1,294,643          $1,261,277
Interest expense                                   747,254             766,490             771,821             721,997
------------------------------------------------------------------------------------------------------------------------
Net interest income                                552,748             527,019             522,822             539,280
Provision for credit losses                          1,500               1,500               1,500               1,500
Noninterest income before net
  securities gains (losses)                        312,244             338,282             305,284             284,303
Net securities gains (losses)                     (288,958)                 44               7,966               1,254
Noninterest expense before special charges         565,901             547,435             542,663             553,351
Special charges                                    259,926
Income taxes (benefits)                            (75,116)            105,673              97,956              90,439
------------------------------------------------------------------------------------------------------------------------
Net income (loss)                               $ (176,177)         $  210,737          $  193,953          $  179,547
========================================================================================================================

EARNINGS (LOSS) PER FULLY DILUTED SHARE              ($.52)               $.62                $.56                $.52
========================================================================================================================

AVERAGE BALANCE SHEET HIGHLIGHTS (In millions)
Total assets                                      $ 75,707            $ 75,266            $ 75,343            $ 74,841
Earnings assets                                     69,681              69,458              69,495              69,486
Securities                                          19,450              22,045              23,137              23,984
Loans, net of unearned income                       48,304              45,646              44,765              43,710
Deposits                                            46,216              45,077              44,365              43,667
Borrowed funds                                      11,511              14,016              14,140              13,902
Notes and debentures                                10,637               8,829               9,586              10,109
Shareholders' equity                                 5,893               5,802               5,727               5,710

FINANCIAL PERFROMANCE RATIOS
Return on average total assets                        (.92)%              1.11%               1.03%                .97%
Return on average common shareholders' equity       (11.92)              14.43               13.65               12.81
Net interest margin                                   3.22                3.09                3.06                3.16
After-tax profit margin                             (30.01)              24.03               22.87               21.46
Overhead                                            140.66               62.41               63.99               66.14

SELECTED RATIOS
Book value per common share                        $ 16.87             $ 17.55             $ 17.24             $ 16.90
Leverage                                              6.39%               7.00%               6.81%               6.88%
Common shareholders' equity to total assets           7.83                7.85                7.55                7.51
Average common shareholders' equity to
  average assets                                      7.64                7.58                7.53                7.54
Net charge-offs to average loans                       .29                 .24                 .28                 .33
Nonperforming assets to total loans and
  foreclosed assets                                   1.10                1.37                1.47                1.58
Nonperforming loans to total loans                     .74                 .96                1.05                1.12
Allowance for credit losses to total loans            2.59                2.80                2.86                2.98
Allowance for credit losses to
  nonperforming loans                               351.68              291.16              272.54              265.19
========================================================================================================================




                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 14
Details of Net Interest Income


Three months ended
Taxable-equivalent basis                   December 31       September 30            June 30           March 31
In thousands                                      1995               1995               1995               1995
------------------------------------------------------------------------------------------------------------------
Net interest income before swaps and caps
  Interest income                           $1,318,461         $1,312,720         $1,314,090         $1,278,832
  Loan fees                                     17,965             23,115             21,354             19,589
  Taxable-equivalent adjustment                 11,077             11,790             11,919             11,856
------------------------------------------------------------------------------------------------------------------
    Total interest income                    1,347,503          1,347,625          1,347,363          1,310,277
  Interest expense                             739,819            760,001            762,064            717,411
------------------------------------------------------------------------------------------------------------------
    Net interest income before
      swaps and caps                           607,684            587,624            585,299            592,866
Effect of swaps and caps on
  Interest income                              (36,424)           (42,326)           (40,801)           (37,144)
  Interest expense                               7,435              6,489              9,757              4,586
------------------------------------------------------------------------------------------------------------------
    Total swaps and caps                       (43,859)           (48,815)           (50,558)           (41,730)
------------------------------------------------------------------------------------------------------------------
    Net interest income                       $563,825           $538,809           $534,741           $551,136
==================================================================================================================


Three months ended
Taxable-equivalent basis                   December 31       September 30            June 30           March 31
In thousands                                      1994               1994               1994               1994
------------------------------------------------------------------------------------------------------------------
Net interest income before swaps and caps
  Interest income                           $1,248,534         $1,194,553         $1,108,322         $1,048,528
  Loan fees                                     18,068             22,626             19,698             22,152
  Taxable-equivalent adjustment                 10,736              9,003              9,140              9,265
------------------------------------------------------------------------------------------------------------------
    Total interest income                    1,277,338          1,226,182          1,137,160          1,079,945
  Interest expense                             672,485            599,300            540,772            506,968
------------------------------------------------------------------------------------------------------------------
    Net interest income before
      swaps and caps                           604,853            626,882            596,388            572,977
Effect of swaps and caps on
  Interest income                              (17,031)            11,452             18,836             27,409
  Interest expense                               1,812            (17,738)           (30,892)           (41,554)
------------------------------------------------------------------------------------------------------------------
    Total swaps and caps                       (18,843)            29,190             49,728             68,963
------------------------------------------------------------------------------------------------------------------
    Net interest income                       $586,010           $656,072           $646,116           $641,940
==================================================================================================================


                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                       Page 15
Details of Net Interest  Margin


Three-months ended                                December 31       September 30        June 30         March 31
Taxable-equivalent basis                                 1995               1995           1995             1995
------------------------------------------------------------------------------------------------------------------
Interest rate spread before swaps and caps
  Book-basis yield on earnings assets                   7.50%              7.49%          7.49%            7.34%
  Effect of loan fees                                    .10                .13            .12              .11
  Taxable-equivalent adjustment                          .06                .07            .07              .07
------------------------------------------------------------------------------------------------------------------
    Taxable-equivalent yield on earnings assets         7.66               7.69           7.68             7.52
  Rate on interest-bearing liabilities                  4.98               5.11           5.09             4.86
------------------------------------------------------------------------------------------------------------------
    Interest rate spread                                2.68               2.58           2.59             2.66
  Noninterest-bearing sources                            .79                .79            .77              .74
------------------------------------------------------------------------------------------------------------------
    Net interest margin before
      swaps and caps                                    3.47               3.37           3.36             3.40
  Effect of swaps and caps on
    Interest income                                     (.20)              (.24)          (.23)            (.21)
    Interest expense                                     .05                .04            .07              .03
------------------------------------------------------------------------------------------------------------------
      Total swaps and caps                              (.25)              (.28)          (.30)            (.24)
------------------------------------------------------------------------------------------------------------------
      Net interest margin                               3.22%              3.09%          3.06%            3.16%
==================================================================================================================


Three-months ended                                December 31       September 30        June 30         March 31
Taxable-equivalent basis                                 1994               1994           1994             1994
------------------------------------------------------------------------------------------------------------------
Interest rate spread before swaps and caps
  Book-basis yield on earnings assets                   6.96%              6.77%          6.48%            6.22%
  Effect of loan fees                                    .10                .13            .12              .13
  Taxable-equivalent adjustment                          .06                .05            .05              .06
------------------------------------------------------------------------------------------------------------------
    Taxable-equivalent yield on earnings assets         7.12               6.95           6.65             6.41
  Rate on interest-bearing liabilities                  4.43               4.03           3.76             3.58
------------------------------------------------------------------------------------------------------------------
    Interest rate spread                                2.69               2.92           2.89             2.83
  Noninterest-bearing sources                            .69                .61            .56              .51
------------------------------------------------------------------------------------------------------------------
    Net interest margin before
      swaps and caps                                    3.38               3.53           3.45             3.34
  Effect of swaps and caps on
    Interest income                                     (.09)               .07            .11              .16
    Interest expense                                     .01               (.12)          (.22)            (.29)
------------------------------------------------------------------------------------------------------------------
      Total swaps and caps                              (.10)               .19            .33              .45
------------------------------------------------------------------------------------------------------------------
      Net interest margin                               3.28%              3.72%          3.78%            3.79%
==================================================================================================================


                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                      Page 16
Details of Noninterest Income


Three months ended                         December 31       September 30            June 30           March 31
In thousands                                      1995               1995               1995               1995
------------------------------------------------------------------------------------------------------------------
Investment management and trust
  Trust                                       $ 69,175           $ 68,288           $ 69,826           $ 58,519
  Mutual funds                                  42,349             40,829             39,325             31,849
------------------------------------------------------------------------------------------------------------------
    Total investment management and trust      111,524            109,117            109,151             90,368
Service charges, fees and commissions
  Deposit account and corporate services        62,843             60,722             58,326             58,387
  Credit card and merchant services             10,888              9,649             11,321             15,331
  Corporate finance                             14,592             13,133             13,021             12,384
  Brokerage                                     11,587             10,113             10,311              9,342
  Other services                                30,893             29,666             26,112             26,028
------------------------------------------------------------------------------------------------------------------
    Total service charges, fees
      and commissions                          130,803            123,283            119,091            121,472
Mortgage banking
  Servicing                                     28,488             30,215             29,772             31,126
  Sales of servicing                             1,046             10,745              9,672             12,258
  Marketing                                      9,893             10,649             11,414              1,339
------------------------------------------------------------------------------------------------------------------
    Total mortgage banking                      39,427             51,609             50,858             44,723
Other                                           30,490             54,273             26,184             27,740
------------------------------------------------------------------------------------------------------------------
    Total noninterest income before
      securities transactions                  312,244            338,282            305,284            284,303
Net securities gains (losses)                 (288,958)                44              7,966              1,254
------------------------------------------------------------------------------------------------------------------
    Total                                     $ 23,286           $338,326           $313,250           $285,557
==================================================================================================================


Three months ended                         December 31       September 30            June 30           March 31
In thousands                                      1994               1994               1994               1994
------------------------------------------------------------------------------------------------------------------
Investment management and trust
  Trust                                       $ 54,601           $ 54,930           $ 56,788           $ 56,495
  Mutual funds                                  29,972             28,709             27,566             26,254
------------------------------------------------------------------------------------------------------------------
    Total investment management and trust       84,573             83,639             84,354             82,749
Service charges, fees and commissions
  Deposit account and corporate services        59,406             61,960             61,504             58,752
  Credit card and merchant services             16,441             14,766             14,945             13,821
  Corporate finance                             12,691              9,307              8,269              8,201
  Brokerage                                      8,398             13,544             12,039             12,155
  Other services                                27,613             26,625             25,582             23,832
------------------------------------------------------------------------------------------------------------------
    Total service charges, fees
      and commissions                          124,549            126,202            122,339            116,761
Mortgage banking
  Servicing                                     28,636             32,439             30,825             29,877
  Sales of servicing                             9,235             34,747             11,445              5,145
  Marketing                                      1,403             11,725                388              2,870
------------------------------------------------------------------------------------------------------------------
    Total mortgage banking                      39,274             78,911             42,658             37,892
Other                                           27,950             35,919             54,026             38,786
------------------------------------------------------------------------------------------------------------------
    Total noninterest income before
      securities transactions                  276,346            324,671            303,377            276,188
Net securities gains (losses)                 (124,313)           (44,202)            (4,722)            31,655
------------------------------------------------------------------------------------------------------------------
    Total                                     $152,033           $280,469           $298,655           $307,843
==================================================================================================================


                                    -more-

PNC BANK CORP. AND SUBSIDIARIES                                         Page 17
Details of Noninterest Expense


Three months ended                         December 31       September 30            June 30           March 31
In thousands                                      1995               1995               1995               1995
------------------------------------------------------------------------------------------------------------------
Compensation                                  $221,645           $218,934           $213,879           $208,693
Employee benefits                               45,317             50,345             51,536             54,708
------------------------------------------------------------------------------------------------------------------
    Total staff expense                        266,962            269,279            265,415            263,401
Net occupancy                                   42,424             46,542             45,771             45,661
Equipment                                       45,639             40,188             38,766             41,073
Intangible and MSR amortization                 41,387             26,094             23,855             23,335
Federal deposit insurance                        7,662              1,470             24,217             24,320
Taxes other than income                         13,796             12,856             13,107             13,098
Other                                          148,031            151,006            131,532            142,463
Special charges                                259,926
------------------------------------------------------------------------------------------------------------------
    Total                                     $825,827           $547,435           $542,663           $553,351
==================================================================================================================


Three months ended                         December 31       September 30            June 30           March 31
In thousands                                      1994               1994               1994               1994
------------------------------------------------------------------------------------------------------------------
Compensation                                  $214,856           $212,399           $205,139           $205,777
Employee benefits                               37,374             53,072             55,853             56,456
------------------------------------------------------------------------------------------------------------------
    Total staff expense                        252,230            265,471            260,992            262,233
Net occupancy                                   45,436             45,014             44,962             44,655
Equipment                                       35,814             39,257             38,708             39,787
Intangible and MSR amortization                 21,976             23,266             19,890             21,165
Federal deposit insurance                       26,178             25,411             25,350             25,370
Taxes other than income                         11,801             12,426             11,686             11,913
Other                                          162,471            139,242            134,924            141,692
Special charges                                 48,300
------------------------------------------------------------------------------------------------------------------
    Total                                     $604,206           $550,087           $536,512           $546,815
==================================================================================================================


                                    - more -

PNC BANK CORP. AND SUBSIDIARIES                                        Page 18
Consolidated Average Balance Sheet

Three months ended                         December 31            September 30                June  30               March 31
In millions                                       1995                    1995                    1995                   1995
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
 Securities                                    $19,450                 $22,045                 $23,137                $23,984
 Loans, net of unearned income
  Commercial                                    16,590                  15,914                  15,620                 15,139
  Real estate project                            2,221                   2,267                   2,191                  2,174
  Real estate mortgage                          14,270                  13,895                  13,454                 12,920
  Consumer                                      13,188                  11,822                  11,603                 11,520
  Other                                          2,035                   1,748                   1,897                  1,957
------------------------------------------------------------------------------------------------------------------------------------
  Total loans, net of unearned income           48,304                  45,646                  44,765                 43,710
 Other interest-earning assets                   1,927                   1,767                   1,593                  1,792
------------------------------------------------------------------------------------------------------------------------------------
  Total interest-earning assets                 69,681                  69,458                  69,495                 69,486
Other                                            6,026                   5,808                   5,848                  5,355
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                 $75,707                 $75,266                 $75,343                $74,841
====================================================================================================================================
LIABILITIES
Interest-bearing liabilities
 Deposits                                      $36,577                 $35,945                 $35,407                $34,954
 Borrowed funds                                 11,511                  14,016                  14,140                 13,902
 Notes and debentures                           10,637                   8,829                   9,586                 10,109
------------------------------------------------------------------------------------------------------------------------------------
  Total interest-bearing liabilities            58,725                  58,790                  59,133                 58,965
Noninterest-bearing deposits                     9,639                   9,132                   8,958                  8,713
Other                                            1,450                   1,542                   1,525                  1,453
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                             69,814                  69,464                  69,616                 69,131
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                             5,893                   5,802                   5,727                  5,710
----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity   $75,707                 $75,266                 $75,343                $74,841
====================================================================================================================================

Three months ended                         December 31            September 30                June  30               March 31
In millions                                       1994                    1994                    1994                   1994
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
 Securities                                    $25,351                 $24,460                 $23,981                $23,605
 Loans, net of unearned income
  Commercial                                    15,339                  15,605                  15,297                 14,456
  Real estate project                            2,328                   2,280                   2,445                  2,551
  Real estate mortgage                          12,198                  11,915                  11,017                 11,115
  Consumer                                      11,565                  11,421                  10,990                 10,763
  Other                                          2,287                   2,520                   2,029                  2,137
------------------------------------------------------------------------------------------------------------------------------------
  Total loans, net of unearned income           43,717                  43,741                  41,778                 41,022
 Other interest-earning assets                   2,086                   2,217                   2,587                  3,011
------------------------------------------------------------------------------------------------------------------------------------
  Total interest-earning assets                 71,154                  70,418                  68,346                 67,638
Other                                            4,948                   4,869                   4,828                  5,225
------------------------------------------------------------------------------------------------------------------------------------
  Total assets                                 $76,102                 $75,287                 $73,174                $72,863
====================================================================================================================================
LIABILITIES
Interest-bearing liabilities
 Deposits                                      $35,047                 $35,915                 $34,609                $34,397
 Borrowed funds                                 12,102                  11,862                  11,612                 12,260
 Notes and debentures                           12,966                  11,731                  11,404                 10,519
------------------------------------------------------------------------------------------------------------------------------------
  Total interest-bearing liabilities            60,115                  59,508                  57,625                 57,176
Noninterest-bearing deposits                     9,146                   9,021                   8,790                  8,796
Other                                            1,154                   1,170                   1,340                  1,461
------------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                             70,415                  69,699                  67,755                 67,433
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY                             5,687                   5,588                   5,419                  5,430
----------------------------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholders' equity   $76,102                 $75,287                 $73,174                $72,863
====================================================================================================================================

                                      ###